Exhibit 99.1

Orient-Express Hotels Investor Presentation Q1 2011 update 1

2 Explanatory statements This presentation and any related oral remarks by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding earnings outlook, investment plans, debt reduction and debt refinancings, asset sales and similar matters that are not historical facts. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause a difference include, but are not limited to, those mentioned in the presentation, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer demand and competitive considerations, failure to realize hotel bookings and reservations and planned property development sales as actual revenue, inability to sustain price increases or to reduce costs, rising fuel costs adversely impacting customer travel and the Company's operating costs, fluctuations in interest rates and currency values, uncertainty of negotiating and completing proposed asset sales, debt refinancings, capital expenditures and acquisitions, inability to reduce funded debt as planned or to agree bank loan agreement waivers or amendments, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and delays in construction schedules for expansion or development projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, changing global and regional economic conditions in many parts of the world and weakness in financial markets, legislative, regulatory and political developments, and possible new challenges to the Company's corporate governance structure. Further information regarding these and other factors is included in the filings by the Company with the U.S. Securities and Exchange Commission. Management evaluates the operating performance of the Company's segments on the basis of segment net earnings before interest, foreign exchange, tax (including tax on unconsolidated companies), depreciation and amortization (segment EBITDA), and believes that segment EBITDA is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets. EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the Company's segment EBITDA may not be comparable in all instances to that disclosed by other companies. Segment EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles (U.S. GAAP), is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. GAAP for purposes of evaluating operating performance. Adjusted EBITDA and adjusted net earnings of the Company are non-GAAP financial measures and do not have any standardized meanings prescribed by US GAAP. They are, therefore, unlikely to be comparable to similar measures presented by other companies, which may be calculated differently, and should not be considered as an alternative to net earnings, cash flow from operating activities or any other measure of performance prescribed by US GAAP. Management considers adjusted EBITDA and adjusted net earnings to be meaningful indicators of operations and uses them as measures to assess operating performance because, when comparing current period performance with prior periods and with budgets, management does so after having adjusted for non-recurring items, foreign exchange (a non-cash item), disposals of assets or investments, and certain other items (some of which may be recurring) which management does not consider indicative of ongoing operations or which could otherwise have a material effect on the comparability of the Company’s operations. Adjusted EBITDA and adjusted net earnings are also used by investors, analysts and lenders as measures of financial performance because, as adjusted in the foregoing manner, the measures provide a consistent basis on which the performance of the Company can be assessed. Adjusted net debt is defined as working capital facilities, short and long-term debt (including obligations under capital leases and excluding Porto Cupecoy debt), offset by cash and cash equivalents, including restricted cash and excluding Porto Cupecoy cash.

Business overview 3 Grand Hotel Europe

4 Orient-Express overview Iconic brand known for excellence, sophistication and personality Building strong and lasting relationships with our guests and partners Each property is the ultimate expression of the destination’s unique character Committed to offering our guests exceptional experiences and service Creating travel and lifestyle icons through inspiring, innovative investments

5 Key aspects of differentiation Owner and operator of iconic, irreplaceable assets Renovated portfolio with embedded growth opportunities Affluent leisure-oriented customer base Improved and flexible capital structure Disciplined acquisition and capital recycling strategy

Operational performance 6 Hotel Cipriani

Summary of 1Q11 and 2010 operating results Solid start to 2011 and strong 2010 with same store local currency RevPAR growth of 6% and 11%, respectively 7 Same Store RevPAR % change vs. 1Q 2010 (in U.S. dollars) 1Q 2011 U.S. dollar Local currency Europe $ 97 8% 7% North America 234 3% 3% Rest of World 223 11% 8% Worldwide 203 8% 6% Same Store RevPAR % change vs. 2009 (in U.S. dollars) 2010 U.S. dollar Local currency Europe $317 (1%) 2% North America 208 10% 9% Rest of World 188 28% 22% Worldwide 227 11% 11%

Bookings outlook is improving – As at April 29, 2011. 8 Trains and cruises confirmed 2011 revenue up 30% Same store bookings1 vs. prior year (%) 1. As at April 29, 2011. Same store excludes acquisitions and dispositions in past 12 months. 19% 5% 6% 10% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Europe North America Rest of world Total

RevPAR recovery continues 9 Same store worldwide RevPAR1 change (%) 1. RevPAR figures in local currency. Recent RevPAR trends suggest return to cyclical growth - 30% - 25% - 20% - 15% - 10% - 5% 0% 5% 10% 15% 20% 2011 2010 2009 2008 2007 2006 2005 2004 2003 Same store RevPAR change (%)

EBITDA recovery 10 1 percentage point increase in EBITDA = approximately $5m increase in annual EBITDA 1 percentage point increase in occupancy = approximately $5m increase in annual EBITDA4 1. 2011 revenue ($603.7 million) and EBITDA ($101.7 million) per Wall Street consensus estimates, adjusted to exclude Real Estate revenue and EBITDA based on 2010 actuals. 2. EBITDA margin is Adjusted EBITDA as a percentage of revenue. 3. Adjusted EBITDA figures exclude Real Estate. For methodology, see Appendices A and B. 4. Calculated using 2010 average ADR and assuming 50% EBITDA retention on incremental revenue. Adjusted EBITDA3 EBITDA margin Impact of margin2 decline: $36 million EBITDA 1 0% 5% 10% 15% 20% 25% 30% $0 $20 $40 $60 $80 $100 $120 $140 $160 2005 2006 2007 2008 2009 2010 2011 EBITDA margin (%) Adjusted EBITDA ($ in millions)

Further strengthening of the balance sheet 11 Napasai

Strategic actions • $108 million in proceeds from non-core asset sales since mid-2009 – 4 assets sold at peak multiples during weak market • range of 15x to 19x peak EBITDA – continuing to work on further asset sales as markets recover – demonstrates high intrinsic value of quality, luxury assets • Adjusted net debt reduced by $319 million (38%) since beginning of 20091 • New York hotel project assigned, $25.5 million reimbursed in April • $62 million in sale proceeds from Porto Cupecoy in the last 12 months; further $50-60 million expected 12 1. Excludes $80 million of new debt assumed from Grand Hotel Timeo and Villa Sant’Andrea acquisitions in 1Q 2010. Adjusted net debt includes total debt, drawn working capital facilities and obligations under capital leases less cash on hand and excludes both debt and cash of Porto Cupecoy. See Appendix C.

Debt maturities 13 Key loan maturities: La Samanna - $18mm La Residencia - $43mm (expected to be refinanced in Q2 2011) Key loan maturities: Brazil - $88mm (expected to be refinanced for $115mm) Napasai - $13mm Observatory - $11mm Key loan maturities: English Facility - $48mm Sicily - $66mm US Umbrella - $33mm $32 $39 $23 $14 $61 $112 $146 $314 $93 $152 $169 $328 $0 $100 $200 $300 $400 $500 $600 2011 2012 2013 Thereafter Debt maturities (US$ millions) Required amortization Principal maturity

14 Growth opportunities La Residencia

Significant upside potential 15 Emphasis on core business to drive future growth if revenue grows at 10% per annum, Orient-Express should achieve approximately $600 million in revenue before Real Estate in 20121 recent margin expansion supports core business recovery Opportunities to add keys to already successful properties and increase occupancy Development of management contract business Sell non-core assets at strong multiples; continue sale of developed Real Estate Recycle capital into Orient-Express strongholds such as Italy and other attractive markets to improve quality of portfolio 1. 2011 revenue ($603.7 million) per Wall Street consensus estimates, adjusted to exclude Real Estate revenue based on 2010 actuals.

16 Management contracts Renewed focus on management contracts Cost effective entry into key gateway cities Potential to lift occupancy levels across existing owned portfolio Long-term, stable contracts with flexible approach and financial discipline Increases global brand awareness Hired new head of development to oversee management contract business

Summary 17 Afloat in France

ORIENT-EXPRESS

# Strategic objectives reminder

- EBITDA growth[1]
  - 1Q11 - up 140%
  - 4Q10 - up 17%
  - 2010 - up 6%

- Balance sheet objectives enhanced

| | 12/31/09 | 12/31/10 | Target – 12/31/11 |
|---|---|---|---|
| Adjusted Net debt / Adjusted EBITDA[2] | 8.9x | 6.7x | 4x - 5x |

- To reach 5x net leverage, targeted adjusted EBITDA of $109 million[3]

1. Adjusted EBITDA before Real Estate.
2. Adjusted net debt includes total debt (excluding Porto Cupecoy debt), drawn working capital facilities and obligations under capital leases, offset by cash (excluding Porto Cupecoy cash). Adjusted EBITDA excludes Real Estate income. See Appendices B and C.
3. Includes cash proceeds of $70 million from assignment of New York hotel project and expected sales of excess '21' Club development rights, Hôtel de La Cité and Real Estate.

18

19 Summary Iconic, irreplaceable assets unified role as owner-operator drives organic EBITDA growth priceless real estate Enhanced portfolio with embedded growth opportunities attractive ROI investments will drive EBITDA growth Orient-Express brand recognition growing in market place Affluent, growing leisure-oriented customer base recovery underway, highest ADR, supporting demographics Improved and flexible capital structure key loans successfully refinanced, providing ample headroom Disciplined acquisition and capital recycling strategy supported by management contracts Board changes to enhance strategic direction

20 Keswick Hall Appendices 20

Appendix A: Reconciliation and Adjustments 21 For 2010, impairment on owned properties, New York hotel project and Porto Cupecoy. Goodwill and fixed asset impairment charges recorded on three owned properties in 2009 and three owned properties in 2008. ($ in thousands) 3 months 2006 2007 2008 2009 2010 ended 2011 Segment EBITDA: Owned hotels Europe $52,708 $68,999 $61,215 $38,595 $37,388 ($6,858) North America 19,652 10,259 9,455 14,579 14,963 5,160 Rest of World 31,615 34,448 32,000 25,513 33,399 11,555 Hotel management/part ownership interests 19,932 23,840 23,302 2,995 2,228 (220) Restaurants 6,530 5,034 3,518 1,757 2,476 148 Trains & Cruises 18,316 25,481 24,279 20,569 17,444 (751) Real estate 3,514 4,121 (6,433) (3,476) (5,329) (1,118) Impairment of real estate assets, goodwill, property, plant and equipment and other intangible assets (1) - - (6,107) (6,500) (38,497) - Impairment of equity investment - - (22,992) - - - Gain on sales of investments and disposal of fixed assets 6,619 2,312 - 1,385 - 606 Central overheads (22,209) (26,072) (31,117) (25,870) (26,503) (7,717) EBITDA from continuing operations $136,677 $148,422 $87,120 $69,547 $37,569 $805

ORIENT-EXPRESS

# Appendix B: Reconciliation and Adjustments

*($ in thousands)*

| | 2006 | 2007 | 2008 | 2009 | 2010 | 3 months ended 2011 |
|---|---|---|---|---|---|---|
| **EBITDA from continuing operations** | **$136,677** | **$148,422** | **$87,120** | **$69,547** | **$37,569** | **$805** |
| Adjusted items: | | | | | | |
| Legal costs[1] | - | - | 690 | 654 | (175) | - |
| Cipriani litigation[2] | - | - | - | - | (788) | - |
| Grand Hotel Timeo & Villa Sant'Andrea[3] | - | - | - | - | 2,068 | - |
| Porto Cupecoy[4] | - | (4,866) | 4,866 | - | - | - |
| Abandoned projects[5] | - | - | 1,497 | - | - | - |
| Restructuring and redundancy costs | - | 3,352 | 2,493 | 1,419 | 1,666 | 541 |
| Impairment[6] | - | - | 29,099 | 6,500 | 38,497 | - |
| Gain on insurance proceeds / disposal of assets[7] | (6,619) | (2,312) | - | (1,385) | - | (606) |
| Other[8] | 841 | 343 | - | - | 1,240 | - |
| **Adjusted EBITDA from continuing operations** | **$130,899** | **$144,939** | **$125,765** | **$76,735** | **$80,077** | **$740** |
| Real Estate | (3,514) | (4,121) | 6,433 | 3,476 | 5,329 | 1,118 |
| **Adj. EBITDA from continuing operations excl. RE** | **$127,385** | **$140,818** | **$132,198** | **$80,211** | **$85,406** | **$1,858** |
| **EBITDA from continuing operations** | **$136,677** | **$148,422** | **$87,120** | **$69,547** | **$37,569** | **$805** |
| Depreciation & amortization | (34,503) | (34,677) | (34,772) | (39,950) | (45,483) | (11,307) |
| Interest | (44,367) | (41,029) | (46,874) | (31,068) | (33,839) | (9,315) |
| Foreign exchange | (4,610) | 799 | 4,774 | (1,067) | 5,686 | 963 |
| (Losses)/earnings before tax | $53,197 | $73,515 | $10,248 | ($2,538) | ($36,067) | ($18,854) |
| Tax | (16,532) | (19,539) | (9,164) | (17,586) | (26,982) | 4,972 |
| Net (losses)/earnings from continuing operations | $36,665 | $53,976 | $1,084 | ($20,124) | ($63,049) | ($13,882) |
| Discontinued operations | 3,102 | (20,334) | (27,635) | (48,613) | $469 | ($798) |
| **Net (losses) / earnings** | **$39,767** | **$33,642** | **($26,551)** | **($68,737)** | **($62,580)** | **($14,680)** |

22

(Footnotes on following page)

23 1. Legal costs incurred in defending the Company's class B common share structure. 2. Cash received in excess of costs incurred following settlement of "Cipriani" trademark litigation. 3. Non-recurring costs and purchase transaction costs incurred in relation to Grand Hotel Timeo and Villa Sant'Andrea. 4. Change in the accounting policies for revenue recognition. 5. Costs associated with projects the Company decided not to pursue. 6. For 2010, impairment on owned properties and Porto Cupecoy. Goodwill and fixed asset impairment charges recorded on three owned properties in 2009 and three owned properties and one joint venture in 2008. 7. For 2011, gain on disposal of New York hotel project. For 2009, gain on the settlement of insurance proceeds received for cyclone-damaged assets on the Road to Mandalay ship. For 2007, gain on settlement of insurance proceeds for hurricane-damaged assets at Maroma Resort and Spa. For 2006, the Company sold at a gain its 49% interest in Harry’s Bar in London. 8. For 2010, Peru hotels depreciation adjustment. For 2007 and 2006, costs incurred with the closing of the Company’s UK defined benefit pension plan to future benefit accrual. Appendix B: Reconciliation and Adjustments (continued)

Appendix C: Adjusted net debt reconciliation1 24 Adjusted net debt in all periods excludes cash and debt of Lapa Palace, Windsor Court, Lilianfels Blue Mountains, La Cabana and Hôtel de La Cité accounted for as discontinued operations. ($ in millions) 12/31/2008 12/31/2009 12/31/2010 Cash and cash equivalents $63.9 $71.7 $150.3 Restricted cash 13.2 19.9 8.4 Total cash $77.1 $91.6 $158.8 Less Porto Cupecoy cash - (5.7) 0.1 Less Porto Cupecoy restricted cash - (9.4) (2.5) Adjusted cash $77.1 $76.5 $156.4 Working capital facilities 54.2 6.7 1.2 Current portion of long-term debt and capital leases 138.8 173.4 126.6 Long-term debt and obligations under capital leases 653.0 559.0 511.3 Long-term debt held by consolidated variable interest entities - 79.3 90.5 Total debt $846.0 $818.4 $729.6 Less Porto Cupecoy debt - (26.6) - Adjusted total debt $846.0 $791.8 $729.6 Adjusted net debt $768.9 $715.3 $573.2 Adjusted net debt / adjusted EBITDA excl. RE 5.8x 8.9x 6.7x